UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 21, 2010

Date of Report
(Date of earliest event reported)

AutoZone, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 South Front Street, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 21, 2010, AutoZone, Inc. issued a press release announcing its earnings for the fiscal quarter ended August 28, 2010, which is furnished as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2010, AutoZone, Inc. announced that Jim Shea, Executive Vice President, Merchandising, Marketing and Supply Chain, will be retiring at the end of October 2010. The press release announcing Mr. Shea's retirement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is furnished with this Current Report pursuant to Items 2.02 and 5.02:

(d)     Exhibits

99.1 Press Release dated September 21, 2010.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoZone, Inc.
Dated: September 21, 2010	By:	/s/ WILLIAM T. GILES William T. Giles Chief Financial Officer, Executive Vice President, Information Technology and Store Development

EXHIBIT INDEX

99.1     Press Release dated September 21, 2010